July 19, 2005

Securities and Exchange Commission
450 5th Street, N.W.
Washington DC 20549



   RE:      Form 8-K to be filed July 19, 2005
            CTD Holdings, Inc.
            Commission File No. 0-24930

Dear Sirs:

         Please be advised that we have been provided with a copy of Form 8-K which the Registrant, CTD Holdings, Inc., has stated that it intends to file today. We agree with the statements made in the Form 8-K. We consent to the filing of this letter as an exhibit to said Form 8-K.

                                               JAMES MOORE & CO., P.L.

                                               By:  /s/ Roger N. Swanger
                                               ----------------------------

Gainesville, Florida
July 19, 2005